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                                                                EXHIBIT 10.10.3

                      THIRD AMENDMENT TO CREDIT AGREEMENT


         THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this "Third Amendment"), dated as of August 12, 1999, is entered into among DOSKOCIL MANUFACTURING COMPANY, a Texas corporation (the "Borrower"), the lenders listed on the signature pages hereof (collectively, the "Lenders"), and BANK OF AMERICA, N.A. (formerly known as Bank of America National Trust and Savings Association, successor by merger to Bank of America, N.A., formerly known as NationsBank, N.A., successor by merger to NationsBank of Texas, N.A.), as the Administrative Agent (in said capacity, the "Administrative Agent").

         A. The Borrower, the Lenders and the Administrative Agent are parties to that certain Credit Agreement, dated as of September 19, 1997, as amended by that certain First Amendment to Credit Agreement, dated as of February 10, 1999, an that certain Second Amendment to Credit Agreement, dated as of May 14, 1999 (the "Credit Agreement"; the terms defined in the Credit Agreement and not otherwise defined herein shall be used herein as defined in the Credit Agreement).

         B. The Borrower, the Lenders and the Administrative Agent desire to amend the Credit Agreement.

         NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the Borrower, the Lenders and the Administrative Agent covenant and agree as follows:

         1. AMENDMENTS TO CREDIT AGREEMENT.

         (a) The definition of "Temporary Credit Facility" is hereby added to
Section 1.1 of the Credit Agreement in the proper alphabetical order to read as follows:

                  "Temporary Credit Facility" means the $10,000,000 revolving credit facility scheduled to mature on February 1, 2000, extended pursuant to the terms of that certain Credit Agreement, dated as of August 6, 1999, among the Borrower, Bank of America, N.A., as administrative agent (the "Temporary Credit Facility Agent"), and the lenders party thereto, as amended, modified or supplemented from time to time, but in no event to be for a principal amount in excess of $10,000,000.

         (b) The definition of "Temporary Credit Facility Liens" is hereby added to Section 1.1 of the Credit Agreement in proper alphabetical order to read as follows:

                  "Temporary Credit Facility Liens" means the Liens granted in favor of the Temporary Credit Facility Agent to secure the obligations of the Borrower under the Temporary Credit Facility, which Liens shall at all times be junior and second to any and all Liens granted pursuant to the Credit Agreement.


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         (c) The definition of "Permitted Liens" set forth in Section 1.1 of the Credit Agreement is hereby amended by (i) deleting "and" at the end of clause (m) thereof, (ii) re-lettering clause (n) thereof as "(o)" and (iii) adding a new clause (n) thereto to read as follows:

                  "(n)     The Temporary Credit Facility Lien; and"

         (d) Section 7.1 of the Credit Agreement is hereby amended by (i) deleting "and" at the end of clause (l) thereof, (ii) adding "and" at the end of clause (m) thereof, and (iii) adding a new clause (n) thereto to read as follows:

                  "(n)     Indebtedness in respect of the Temporary Credit
                           Facility;"

         2. REPRESENTATIONS AND WARRANTIES TRUE; NO EVENT OF DEFAULT.
By its execution and delivery hereof, the Borrower represents and warrants that, as of the date hereof and after giving effect to the amendments contemplated by the foregoing Section 1:

         (a) the representations and warranties contained in the Credit Agreement are true and correct on and as of the date hereof as if made on and as of such date;

         (b) no event has occurred and is continuing which constitutes a Default or an Event of Default except that the Borrower may be not be in compliance with the financial covenants set forth in Sections 7.11, 7.12 and
7.13 of the Credit Agreement for the fiscal quarter ending June 30, 1999;

         (c) the Borrower has full power and authority to execute and deliver this Third Amendment, and this Third Amendment and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms, except as enforceability may be limited by applicable debtor relief laws and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and except as rights to indemnity may be limited by federal or state securities laws; and

         (d) no authorization, approval, consent, or other action by, notice to, or filing with, any governmental authority or other Person (including the Board of Directors of the Borrower), is required that has not been obtained for the execution, delivery or performance by the Borrower of this Third Amendment.

         3. CONDITIONS OF EFFECTIVENESS. This Third Amendment shall be effective as of August 12, 1999, subject to the following:

         (a) the Administrative Agent shall have received a counterpart of this Third Amendment executed by Lenders comprising the Determining Lenders;


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         (b) the Administrative Agent shall have received counterparts of this
Third Amendment executed by the Borrower;

         (c) the representations and warranties set forth in Section 5 of this Third Amendment shall be true and correct; and

         (d) the Administrative Agent and the Lenders shall have received in form and substance satisfactory to the Administrative Agent and the Lenders, such other documents and certificates as the Administrative Agent shall require.

         4. REFERENCE TO THE CREDIT AGREEMENT.

         (a) Upon the effectiveness of this Third Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", or words of like import shall mean and be a reference to the Credit Agreement, as affected and amended by this Third Amendment.

         (b) The Credit Agreement, as amended by this Third Amendment, and all other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

         5. COSTS, EXPENSES AND TAXES. The Borrower agrees to pay on demand all reasonable costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Third Amendment, and the other instruments and documents to be delivered hereunder (including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto and with respect to advising the Administrative Agent as to its rights and responsibilities under the Credit Agreement, as amended by this Third Amendment).

         6. EXECUTION IN COUNTERPARTS. This Third Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.

         7. GOVERNING LAW; BINDING EFFECT. This Third Amendment shall be governed by and construed in accordance with the laws of the State of Texas and shall be binding upon the Borrower and each Lender and their respective successors and assigns.

         8. HEADINGS. Section headings in this Third Amendment are included herein for convenience of reference only and shall not constitute a part of this Third Amendment for any other purpose.

         9. ENTIRE AGREEMENT. THE CREDIT AGREEMENT, AS AMENDED BY THIS THIRD AMENDMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AS TO THE SUBJECT MATTER


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THEREIN AND HEREIN AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR,
CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.


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                   REMAINDER OF PAGE LEFT INTENTIONALLY BLANK
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         IN WITNESS WHEREOF, the parties hereto have executed this Third
Amendment as of the date first above written.

BORROWER:                                   DOSKOCIL MANUFACTURING COMPANY



                                            By:
                                               ----------------------------
                                                Name:
                                                     ----------------------
                                                Title:
                                                      ---------------------



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ADMINISTRATIVE AGENT:                       BANK OF AMERICA, N.A. as the
                                            Administrative Agent



                                            By:
                                               ---------------------------
                                                Name:
                                                     ---------------------
                                                Title:
                                                      --------------------

LENDERS:                                    BANK OF AMERICA, N.A., as a Lender,
                                            Swing Line Bank and Issuing Bank



                                            By:
                                               ---------------------------
                                                Name:
                                                     ---------------------
                                                Title:
                                                      --------------------





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                                            ARCHIMEDES FUNDING, LLC

                                            By: ING Capital Advisors, LLC
                                                As Collateral Manager


                                            By:
                                               ---------------------------
                                                Name:
                                                     ---------------------
                                                Title:
                                                      --------------------





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                                            COMERICA BANK-TEXAS



                                            By:
                                               ---------------------------
                                                Name:
                                                     ---------------------
                                                Title:
                                                      --------------------





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                                            HSBC BANK USA
                                            (formerly known as Marine Midland
                                            Bank)



                                            By:
                                               ---------------------------
                                                Name:
                                                     ---------------------
                                                Title:
                                                      --------------------





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                                            IMPERIAL BANK, A CALIFORNIA BANKING
                                            CORPORATION



                                            By:
                                               ---------------------------
                                                Name:
                                                     ---------------------
                                                Title:
                                                      --------------------





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                                           CREDITANSTALT CORPORATE FINANCE, INC.



                                           By:
                                              ---------------------------
                                               Name:
                                                    ---------------------
                                               Title:
                                                     --------------------



                                           By:
                                              ---------------------------
                                               Name:
                                                    ---------------------
                                               Title:
                                                     --------------------





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                                            FLEET CAPITAL CORPORATION



                                            By:
                                               ---------------------------
                                                Name:
                                                     ---------------------
                                                Title:
                                                      --------------------





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                                            MORGAN STANLEY DEAN WITTER PRIME
                                            INCOME TRUST



                                            By:
                                               ---------------------------
                                                Name:
                                                     ---------------------
                                                Title:
                                                      --------------------





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                                            KZH SOLEIL LLC



                                            By:
                                               ---------------------------
                                                Name:
                                                     ---------------------
                                                Title:
                                                      --------------------





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                                            ML CLO XII PILGRIM AMERICA (CAYMAN)
                                            LTD.

                                            By: Pilgrim Investments, Inc., as
                                                its Investment Manager



                                            By:
                                               ---------------------------
                                                Name:
                                                     ---------------------
                                                Title:
                                                      --------------------





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                                            ML CBO IV (CAYMAN) LTD.

                                            By: Highland Capital Management,
                                                L.P., as Collateral Manager



                                            By:
                                               ---------------------------
                                                Name:
                                                     ---------------------
                                                Title:
                                                      --------------------







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